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                                                             EXHIBIT NO. 99.7(g)

                                                            AS OF: 29 April 2005

                                     FORM OF
                         EXHIBIT A TO CUSTODIAN CONTRACT

            NAME OF TRUST/PORTFOLIO                 STATE STREET PORTFOLIO   CHASE PORTFOLIO
--------------------------------------------------------------------------------------------
I.    MFS FAMILY OF FUNDS
      MFS SERIES TRUST I:
      CASH RESERVE FUND (MCF)                                /X/
      CORE EQUITY FUND (RGI)                                 /X/
      CORE GROWTH FUND (CGF)                                 /X/
      MANAGED SECTORS FUND (MMS)                                                   /X/
      NEW DISCOVERY FUND (NDF)                               /X/
      RESEARCH INTERNATIONAL FUND (RIF)                      /X/
      STRATEGIC GROWTH FUND (AGF)                            /X/
      TECHNOLOGY FUND (SCT)                                  /X/
      VALUE FUND (EIF)                                       /X/

      MFS SERIES TRUST II:
      EMERGING GROWTH FUND (MEG)                                                   /X/
      LARGE CAP GROWTH FUND (MCG)                                                  /X/

      MFS SERIES TRUST III:
      HIGH INCOME FUND (MFH)                                                       /X/
      HIGH YIELD OPPORTUNITIES FUND (HYO)                    /X/
      MUNICIPAL HIGH INCOME FUND (MMH)                       N/A                   N/A

      MFS SERIES TRUST IV:
      GOV'T. MONEY MKT. FUND (MMG)                           /X/
      MID CAP GROWTH FUND (OTC)                                                    /X/
      MONEY MARKET FUND (MMM)                                /X/
      MUNICIPAL BOND FUND (MMB)                              N/A                   N/A

      MFS SERIES TRUST V:
      INTERNATIONAL NEW DISCOVERY FUND (MIO)                 /X/
      RESEARCH FUND (MFR)                                                          /X/
      TOTAL RETURN FUND (MTR)                                                      /X/

      MFS SERIES TRUST VI:
      GLOBAL EQUITY FUND (MWE)                                                     /X/
      GLOBAL TOTAL RETURN FUND (MWT)                                               /X/
      UTILITIES FUND (MMU)                                                         /X/

      MFS SERIES TRUST VII:
      CAPITAL OPPORTUNITIES FUND (MVF)                                             /X/

      MFS SERIES TRUST VIII:
      STRATEGIC INCOME FUND (MSI)                                                  /X/
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
            NAME OF TRUST/PORTFOLIO                 STATE STREET PORTFOLIO   CHASE PORTFOLIO
--------------------------------------------------------------------------------------------
      GLOBAL GROWTH FUND (WGF)                               /X/
      MFS TAX MANAGED EQUITY FUND (TME)                      /X/

      MFS SERIES TRUST IX:
      BOND FUND (MFB)                                                              /X/
      EMERGING OPPORTUNITIES FUND (MCV)                      /X/
      INFLATION-ADJUSTED BOND FUND (IAB)                     /X/
      INTERMEDIATE INV. GRADE BOND FUND (IBF)                /X/
      LIMITED MATURITY FUND (MLM)                                                  /X/
      MUNICIPAL LTD. MATURITY FUND (MML)                     N/A                   N/A
      RESEARCH BOND FUND (RBF)                               /X/
      RESEARCH BOND FUND J (RBJ)                             /X/

      MFS SERIES TRUST X:
      AGGRESSIVE GROWTH ALLOCATION FUND (AGG)                /X/
      BOND DIVERSIFICATION FUND (BDF)                        /X/
      CONSERVATIVE ALLOCATION FUND (CON)                     /X/
      EMERGING MARKETS. DEBT FUND (EMD)                      /X/
      EMERGING MARKETS EQUITY FUND (FEM)                     /X/
      FLOATING RATE HIGH INCOME FUND (FRH)                   /X/
      GROWTH ALLOCATION FUND (GRO)                           /X/
      INTERNATIONAL DIVERSIFICATION FUND (MDI)               /X/
      INTERNATIONAL. GROWTH FUND (FGF)                       /X/
      INTERNATIONAL VALUE FUND (FGI)                         /X/
      MODERATE ALLOCATION FUND (MOD)                         /X/
      NEW ENDEAVOR FUND (NEF)                                /X/
      STRATEGIC VALUE FUND (SVF)                             /X/

      MFS SERIES TRUST XI:
      MID CAP VALUE FUND (MDF)                               /X/
      UNION STANDARD EQUITY FUND (UNE)                       /X/

      MFS MUNICIPAL SERIES TRUST:
      AL MUNICIPAL BOND FUND (MAL)                           N/A                   N/A
      AR MUNICIPAL BOND FUND (MAR)                           N/A                   N/A
      CA MUNICIPAL BOND FUND (MCA)                           N/A                   N/A
      FL MUNICIPAL BOND FUND (MFL)                           N/A                   N/A
      GA MUNICIPAL BOND FUND (MGA)                           N/A                   N/A
      MD MUNICIPAL BOND FUND (MMD)                           N/A                   N/A
      MA MUNICIPAL BOND FUND (MMA)                           N/A                   N/A
      MS MUNICIPAL BOND FUND (MMP)                           N/A                   N/A
      NY MUNICIPAL BOND FUND (MNY)                           N/A                   N/A
      NC MUNICIPAL BOND FUND (MNC)                           N/A                   N/A
      PA MUNICIPAL BOND FUND (MPA)                           N/A                   N/A
      SC MUNICIPAL BOND FUND (MSC)                           N/A                   N/A
      TN MUNICIPAL BOND FUND (MTN)                           N/A                   N/A
      VA MUNICIPAL BOND FUND (MVA)                           N/A                   N/A
      WV MUNICIPAL BOND FUND (MWV)                           N/A                   N/A
      MUNICIPAL INCOME FUND (MMI)                            N/A                   N/A

      STAND-ALONE FUNDS:
      GOVERNMENT LIMITED MATURITY FUND (MGL)                 N/A                   N/A
      GOVERNMENT SECURITIES FUND (MGS)                       N/A                   N/A

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
            NAME OF TRUST/PORTFOLIO                 STATE STREET PORTFOLIO   CHASE PORTFOLIO
--------------------------------------------------------------------------------------------
      GROWTH OPPORTUNITIES FUND (MGO)                                              /X/
      MA INVESTORS GROWTH STOCK FUND (MIG)                                         /X/
      MA INVESTORS TRUST (MIT)                               /X/

II.   MFS CLOSED-END FUNDS
      CHARTER INCOME TRUST (MCR)                             /X/
      GOVERNMENT. MARKETS. INCOME TRUST (MGF)                                      /X/
      INTERMEDIATE INCOME TRUST (MIN)                        /X/
      MULTIMARKET INCOME TRUST (MMT)                                               /X/
      MUNICIPAL INCOME TRUST (MFM)                           N/A                   N/A
      SPECIAL VALUE TRUST (MFV)                                                    /X/

III.  MFS INSTITUTIONAL FUNDS
      MFS INSTITUTIONAL TRUST (MFSIT):
      INST. INTERNATIONAL EQUITY FUND (IIE)                  /X/
      INST. LARGE CAP GROWTH. FUND (ILC)                     /X/
      INST. LARGE CAP VALUE FUND (ILV)                       /X/
      INST. INT'L RESEARCH EQUITY FUND (IRE)                 /X/

      MFS VARIABLE INSURANCE TRUST (MVI):
      BOND SERIES (VFB)                                                            /X/
      CAPITAL OPPORTUNITIES SERIES (VVS)                                           /X/
      EMERGING GROWTH SERIES (VEG)                                                 /X/
      GLOBAL EQUITY SERIES (VGE)                             /X/
      HIGH INCOME SERIES (VHI)                                                     /X/
      INVESTORS GROWTH STOCK SERIES (VGS)                    /X/
      INVESTORS TRUST SERIES (VGI)                                                 /X/
      MID CAP GROWTH SERIES (VMG)                            /X/
      MONEY MARKET SERIES (VMM)                              /X/
      NEW DISCOVERY SERIES (VND)                             /X/
      RESEARCH SERIES (VFR)                                                        /X/
      RESEARCH INTERNATIONAL SERIES (VFR)                    /X/
      GLOBAL GOVERNMENTS SERIES (VWG) (NKA MFS
      STRATEGIC INCOME SERIES                                                      /X/
      TOTAL RETURN SERIES (VTR)                                                    /X/
      UTILITIES SERIES (VUF)                                                       /X/
      VALUE SERIES (VLU)                                                           /X/

IV.   MFS/SUN LIFE SERIES TRUST
      BOND SERIES (BDS)                                      /X/
      CAPITAL APPRECIATION SERIES (CAS)                                            /X/
      CAPITAL OPPORTUNITY SERIES (VAL)                       /X/
      EMERGING GROWTH SERIES (EGS)                                                 /X/
      EMERGING MARKETS EQUITY SERIES (FCE)                   /X/
      GLOBAL ASSET ALLOCATION SERIES (AAS)                                         /X/
      GLOBAL GOVERNMENTS SERIES (WGS)                                              /X/
      GLOBAL GROWTH SERIES (WGO)                             /X/
      GLOBAL TELECOMMUNICATIONS SERIES (GLS)                                       /X/
      GLOBAL TOTAL RETURN SERIES (WTS)                                             /X/
      GOVERNMENT. SECURITIES SERIES (GSS)                    N/A                   N/A
      HIGH YIELD SERIES (HYS)                                                      /X/
      INTERNATIONAL. GROWTH SERIES (FCI)                     /X/

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
            NAME OF TRUST/PORTFOLIO                 STATE STREET PORTFOLIO   CHASE PORTFOLIO
--------------------------------------------------------------------------------------------
      INTERNATIONAL VALUE SERIES (FCG)                       /X/
      MANAGED SECTORS SERIES (MSS)                                                 /X/
      MASS. INV. GROWTH STOCK SERIES (MIS)                   /X/
      MASS. INVESTORS TRUST SERIES (CGS)                                           /X/
      MID CAP GROWTH SERIES (MCS)                                                  /X/
      MID CAP VALUE SERIES (MVS)                             /X/
      MONEY MARKET SERIES (MKS)                              /X/
      NEW DISCOVERY SERIES (NWD)                             /X/
      RES. GR. AND INC. SERIES (RGS)                         /X/
      RESEARCH INTERNATIONAL SERIES (RSS)                    /X/
      RESEARCH SERIES (RES)                                                        /X/
      STRATEGIC GROWTH SERIES (SGS)                          /X/
      STRATEGIC INCOME SERIES (SIS)                          /X/
      STRATEGIC VALUE SERIES (SVS)                           /X/
      TECHNOLOGY SERIES (TKS)                                /X/
      TOTAL RETURN SERIES (TRS)                                                    /X/
      UTILITIES SERIES (UTS)                                                       /X/
      VALUE SERIES (EIS)                                     /X/

V.    COMPASS PRODUCTS
      CAP. APPRECIATION VAR. ACCT. (CAVA)                                          /X/
      GOV'T. SECURITIES VAR. ACCT. (GSVA)                    N/A                   N/A
      GLOBAL GOV'TS. VAR. ACCT. (WGVA)                                             /X/
      HIGH YIELD VARIABLE ACCT. (HYVA)                                             /X/
      MANAGED SECTORS VAR. ACCT. (MSVA)                                            /X/
      MONEY MKT. VARIABLE ACCT.(MMVA)                        /X/
      TOTAL RETURN VARIABLE ACCT. (TRVA)                                           /X/

MFS FUNDS LISTED IN THIS EXHIBIT A                      STATE STREET BANK AND TRUST COMPANY


By:                                                     By:
   -----------------------------------------               ------------------------------------
      Name:  James R. Bordewick, Jr.                         Name:
      Title: Assistant Secretary and Assistant Clerk         Title:

                                                        JPMORGAN CHASE INVESTOR SERVICES CO.

                                                        By:
                                                           ------------------------------------
                                                             Name:
                                                             Title:
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